UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

Schedule of investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 95.0%
Brazil - 15.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	$36,626
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	18,169,000	BRL	9,186,955
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	925,000	BRL	464,357

Total Brazil					9,687,938

Canada - 1.0%
Government of Canada, Bonds	4.000%	6/1/41	490,000	CAD	627,736

Malaysia - 15.2%
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	28,900,000	MYR	9,658,592

Mexico - 14.6%
Mexican Bonos, Bonds	8.000%	6/11/20	20,510,000	MXN	1,980,207
Mexican Bonos, Bonds	6.500%	6/9/22	55,610,000	MXN	5,011,903
Mexican Bonos, Bonds	8.500%	11/18/38	20,900,000	MXN	2,283,511

Total Mexico					9,275,621

Poland - 3.2%
Republic of Poland, Bonds	5.500%	4/25/15	6,280,000	PLN	2,015,693

Singapore - 9.2%
Republic of Singapore, Senior Bonds	3.125%	9/1/22	3,450,000	SGD	3,170,503
Republic of Singapore, Senior Bonds	2.875%	9/1/30	3,140,000	SGD	2,703,843

Total Singapore					5,874,346

South Africa - 12.4%
Republic of South Africa, Bonds	6.750%	3/31/21	37,500,000	ZAR	4,132,818
Republic of South Africa, Bonds	10.500%	12/21/26	27,000,000	ZAR	3,714,104

Total South Africa					7,846,922

South Korea - 14.9%
Republic of Korea, Senior Bonds	5.750%	9/10/18	6,300,000,000	KRW	6,573,755
Republic of Korea, Senior Bonds	4.250%	6/10/21	2,900,000,000	KRW	2,895,225

Total South Korea					9,468,980

Sweden - 4.7%
Kingdom of Sweden, Bonds	3.750%	8/12/17	1,300,000	SEK	220,938
Kingdom of Sweden, Bonds	3.500%	6/1/22	10,800,000	SEK	1,907,348
Kingdom of Sweden, Bonds	3.500%	3/30/39	4,850,000	SEK	881,634

Total Sweden					3,009,920

Turkey - 4.5%
Republic of Turkey, Bonds	9.500%	1/12/22	4,440,000	TRY	2,852,761

TOTAL SOVEREIGN BONDS (Cost - $60,706,111)					60,318,509

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.6%
Canada - 0.6%
Government of Canada, Bonds (Cost - $249,945)	4.000%	12/1/31	212,376	CAD	353,424

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Futures, Put @ $92.75		6/17/13	38		238
U.S. Dollar/Euro, Call @ $1.30		5/16/13	1,620,000		30,942
U.S. Dollar/South African Rand, Put @ $8.90		6/11/13	2,577,065		18,497

TOTAL PURCHASED OPTIONS (Cost - $40,305)					49,677

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $60,996,361)				$60,721,610

SHORT-TERM INVESTMENTS - 0.3%
Repurchase Agreements - 0.3%
Deutsche Bank Securities Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $200,004; (Fully collateralized by U.S. government agency obligations, 1.710% due 1/15/20; Market value - $204,000) (Cost - $200,000)	0.190%	4/1/13	200,000	200,000

TOTAL INVESTMENTS - 96.0% (Cost - $61,196,361#)				60,921,610
Other Assets in Excess of Liabilities - 4.0%				2,541,906

TOTAL NET ASSETS - 100.0%				$63,463,516

†	Face amount denominated in U.S. dollars, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CAD	— Canadian Dollar
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
ZAR	— South African Rand

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Dollar/Japanese Yen, Call (Premiums received - $22,542)	5/9/13	$95.00	1,360,000	$15,920

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1– quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$60,318,509	—	$60,318,509
Non-U.S. Treasury inflation protected securities	—	353,424	—	353,424
Purchased options	—	49,677	—	49,677

Total long-term investments	—	$60,721,610	—	$60,721,610

Short-term investments†	—	$200,000	—	200,000

Total investments	—	$60,921,610	—	$60,921,610

Other financial instruments:
Futures contracts	$39,819	—	—	$39,819
Forward foreign currency contracts	—	$2,262,755	—	2,262,755

Total other financial instruments	$39,819	$2,262,755	—	$2,302,574

Total	$39,819	$63,184,365	—	$63,224,184

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Purchased options on futures	$2,350	—	—	$2,350
Written options	—	$15,920	—	15,920
Futures contracts	40,592	—	—	40,592
Forward foreign currency contracts	—	1,294,303	—	1,294,303

Total	$42,942	$1,310,223	—	$1,353,165

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all

Notes to Schedule of Investments (unaudited) (continued)

times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,310,223. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,117,257
Gross unrealized depreciation	(1,392,008)

Net unrealized depreciation	$(274,751)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
United Kingdom Long Gilt Bonds	10	6/13	$1,764,983	$1,804,802	$39,819
Contracts to Sell:
Euro Bobl	6	6/13	968,067	974,617	(6,550)
Euro Bobl	10	6/13	1,830,923	1,864,965	(34,042)
					(40,592)

Net unrealized loss on open futures contracts					$(773)

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At March 31, 2013, the Fund had the following open options on futures contracts:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
German Euro Bund	69	$144.00	4/26/13	$29,769	$27,419	$(2,350)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	1,360,000	$22,542
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2013	1,360,000	$22,542

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Indian Rupee	Deutsche Bank AG	176,899,095	$3,228,611	5/8/13	$15,476
Indonesian Rupiah	Deutsche Bank AG	31,915,500,000	3,268,100	5/8/13	6,757
Philippine Peso	JPMorgan Chase & Co.	412,747,000	10,120,978	5/8/13	(35,697)
South Korean Won	Deutsche Bank AG	3,496,162,929	3,135,553	5/8/13	(73,408)
Australian Dollar	Deutsche Bank AG	557,548	578,469	5/16/13	7,472
Canadian Dollar	Deutsche Bank AG	4,061,439	3,993,920	5/16/13	(74,190)
Canadian Dollar	Deutsche Bank AG	3,328,887	3,273,547	5/16/13	46,505
Canadian Dollar	JPMorgan Chase & Co.	2,156,151	2,120,307	5/16/13	(36,222)
Canadian Dollar	JPMorgan Chase & Co.	261,614	257,265	5/16/13	364
Mexican Peso	JPMorgan Chase & Co.	5,300,000	427,183	5/16/13	12,689
Norwegian Krone	JPMorgan Chase & Co.	64,578,301	11,036,366	5/16/13	(712,263)
Polish Zloty	JPMorgan Chase & Co.	7,252,000	2,218,270	5/16/13	(115,364)
Polish Zloty	JPMorgan Chase & Co.	1,031,208	315,430	5/16/13	1,459
Turkish Lira	JPMorgan Chase & Co.	1,300,000	714,307	5/16/13	33

					(956,389)

Contracts to Sell:
Brazilian Real	JPMorgan Chase & Co.	6,354,546	3,131,182	5/8/13	85,657
Malaysian Ringgit	JPMorgan Chase & Co.	20,693,000	6,664,448	5/8/13	(64,442)
Philippine Peso	JPMorgan Chase & Co.	131,431,055	3,222,824	5/8/13	4,854
South Korean Won	Deutsche Bank AG	7,185,512,000	6,444,367	5/8/13	88,511
Australian Dollar	JPMorgan Chase & Co.	7,703,785	7,992,855	5/16/13	(45,360)

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
British Pound	JPMorgan Chase & Co.	60,000	91,144	5/16/13	(2,038)
British Pound	JPMorgan Chase & Co.	2,110,000	3,205,241	5/16/13	(14,985)
Czech Koruna	JPMorgan Chase & Co.	136,282,920	6,779,857	5/16/13	420,974
Euro	Credit Suisse London	1,550,000	1,987,504	5/16/13	114,761
Euro	Deutsche Bank AG	5,248,045	6,729,363	5/16/13	382,788
Euro	JPMorgan Chase & Co.	3,407,000	4,368,662	5/16/13	251,441
Hungarian Forint	Deutsche Bank AG	732,110,000	3,066,226	5/16/13	272,683
Japanese Yen	Credit Suisse London	289,446,000	3,075,774	5/16/13	22,175
Japanese Yen	JPMorgan Chase & Co.	309,590,000	3,289,832	5/16/13	35,517
Mexican Peso	Deutsche Bank AG	39,400,000	3,175,663	5/16/13	(891)
Mexican Peso	JPMorgan Chase & Co.	41,110,794	3,313,554	5/16/13	(119,443)
Norwegian Krone	JPMorgan Chase & Co.	12,901,492	2,204,852	5/16/13	61,816
Singapore Dollar	Deutsche Bank AG	4,388,000	3,538,135	5/16/13	7,265
Singapore Dollar	JPMorgan Chase & Co.	2,990,476	2,411,283	5/16/13	4,229
Swedish Krona	Deutsche Bank AG	1,168,049	179,065	5/16/13	4,718
Swedish Krona	JPMorgan Chase & Co.	26,894,136	4,122,930	5/16/13	107,865
Swedish Krona	JPMorgan Chase & Co.	48,923,189	7,500,033	5/16/13	229,256
Turkish Lira	JPMorgan Chase & Co.	6,254,000	3,436,368	5/16/13	77,490

					1,924,841

Net unrealized gain on open forward foreign currency contracts					$968,452

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Purchased Options, on Futures	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$238	$—	$(2,350)	$39,819	$(40,592)	—	—	$(2,885)
Foreign Exchange Risk	49,439	(15,920)	—	—	—	$2,262,755	$(1,294,303)	1,001,971

Total	$49,677	$(15,920)	$(2,350)	$39,819	$(40,592)	$2,262,755	$(1,294,303)	$999,086

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$148,635
Written options	7,398
Futures contracts (to buy)	451,201
Futures contracts (to sell)	1,468,785
Forward foreign currency contracts (to buy)	48,449,159
Forward foreign currency contracts (to sell)	81,658,608

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 24, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 24, 2013